American Beacon Flexible Bond Fund

Supplement dated January 9, 2014
to the
Statement of Additional Information dated December 27, 2013

The information below supplements the Statement of Additional Information dated December 27, 2013 and is in addition to any other supplement(s):

All references to Brian R. Hess under Brandywine Global Investment Management, LLC are deleted.

In the “Tax Information” section, the first paragraph in the “Backup Withholding” sub-section is deleted and replaced with the following:

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE